UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 30, 2021

SPRINGWATER SPECIAL SITUATIONS CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-40757	85-3501488
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Graubard Miller

405 Lexington Avenue, 11th Floor

New York, New York 10174

(Address of Principal Executive Offices) (Zip Code)

(212) 818-8800

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock, $0.0001 par value, and one-half of one redeemable warrant	SWSSU	The Nasdaq Stock Market LLC
Common stock, par value $0.0001 per share	SWSS	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for common stock at an exercise price of $11.50 per share	SWSSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02.  Unregistered Sales of Equity Securities.

The information provided in Item 8.01 of this Form 8-K is incorporated by reference into this Item 3.02.

Item 8.01. Other Events.

On August 30, 2021, Springwater Special Situations Corp. (the “Company”) consummated the initial public offering (“IPO”) of 15,000,000 of its units (“Units”). Each Unit consists of one share of Common Stock, $.0001 par value (“Common Stock”), of the Company and one-half of one redeemable warrant (“Warrant”), with each whole warrant entitling the holder to purchase one share of Common Stock at a price of $11.50 per share. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $150,000,000.

Simultaneously with the consummation of the IPO, the Company consummated the private placement (“Private Placement”) of 645,000 units (“Private Placement Units”) at a price of $10.00 per Private Placement Unit, generating total proceeds of $6,450,000. The Private Placement Units were purchased by the Company’s sponsor, Springwater Promote LLC (the “Sponsor”), and EarlyBirdCapital, Inc., the representative of the underwriters in the IPO. The Private Placement Units are identical to the Units sold in the IPO. The holders have agreed not to transfer, assign, or sell any of the Private Placement Units or the underlying securities (except to certain transferees) until after the completion of the Company’s initial business combination.

Of the gross proceeds of the IPO and Private Placement, an aggregate of $151,500,000 was deposited into a trust account with Continental Stock Transfer & Trust Company acting as trustee.

An audited balance sheet as of August 30, 2021 reflecting receipt of the proceeds received by the Company in connection with the consummation of the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K. A copy of the press release issued by the Company announcing the consummation of the IPO and Private Placement is included as Exhibit 99.2 to this Current Report on Form 8-K.

Following the consummation of the IPO, the underwriters exercised their over-allotment option to purchase an additional 2,118,624 Units. In connection with the exercise, the Sponsor and EarlyBirdCapital, Inc. will also purchase an additional 63,559 Private Placement Units. The closing of the sale of the additional Units and Private Placement Units is expected to occur on or about September 7, 2021.

Item 9.01. Financial Statement and Exhibits.

(d)	Exhibits:

Exhibit	Description

99.1	Audited Balance Sheet.

99.2	Press Release Announcing Consummation of IPO.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 3, 2021

SPRINGWATER SPECIAL SITUATIONS CORP.

By:	/s/ Martin Gruschka
	Name:	Martin Gruschka
	Title:	Chief Executive Officer

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